                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

     This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of November 30, 2000, by and among the following parties:

LENDER/SECURED PARTY:            NTFC CAPITAL CORPORATION, a Delaware
                                 corporation with offices at 501 Corporate
                                 Centre Drive, Franklin, Tennessee 37067
                                 (the "Lender"),
                                 and

BORROWERS/DEBTOR:                FOCAL COMMUNICATIONS CORPORATION, a Delaware
                                 corporation with its principal place of
                                 business at 200 N. LaSalle Street, Chicago,
                                 Illinois 60601 (together with its subsidiaries identified on Schedule A hereto, collectively referred to as the "Borrower").

This Second Amendment to Loan and Security Agreement (i) amends that certain Loan and Security Agreement between the Borrower and the Lender dated as of December 30, 1998 (as amended by that certain First Amendment to Loan and Security Agreement dated as of April 15, 2000, the "Existing Agreement" and as further amended by this Amendment, the "Agreement"), (ii) amends certain provisions of the Unconditional Guaranty, dated as of December 30, 1998 (the "Guaranty"), and (iii) includes the general terms and conditions herein and all the exhibits and schedules attached hereto, all of which are incorporated herein. In the event of a conflict between the general terms and conditions and any schedule, the additional terms and conditions stated in the schedule shall control.

                  ARTICLE 1: AMENDMENTS TO EXISTING AGREEMENT
                  -------------------------------------------

     The Existing Agreement is hereby amended as follows:

     1.01 Schedule 7.15 of the Existing Agreement is hereby amended by deleting the present Schedule 7.15 and replacing it with Schedule B hereto.

     1.02 Section 8.04(a) of the Existing Agreement is hereby amended by inserting the following after the phrase "whether now owned or hereafter acquired":


     "; provided, the foregoing shall not prohibit any of the following: (1) the merger of any wholly-owned subsidiary of Focal Communications Corporation
("FCC") with FCC or with any other wholly-owned subsidiary of FCC, (ii) the contribution by FCC of the stock of any of its wholly-owned subsidiaries to Focal Financial Services, Inc. ("FFS"), (iii) the formation of any of Focal Equipment Finance, LLC ("FEF") or Focal Fiber Leasing, LLC ("FFL"), each a Delaware single member limited liability company, (iv) the leasing by FFS, FEF or FFL of any

     Telecommunications Assets to any other wholly-owned subsidiary of FCC, (v) the contribution of cash by FCC to FFS as an addition to the share capital of FFS and (vi) the equitization of intercompany debt owing among the Borrower and the Guarantors.

     1.03 Section 8.04(b) of the Existing Agreement is hereby amended by inserting the following after the phrase "shall have been taken":

     "; provided, the foregoing shall not require consent from the Lender with respect to any of the transactions described in the proviso to clause (a) above".

     1.04 Section 8.06 of the Existing Agreement is hereby amended by adding the following at the end thereof (immediately prior to the period):

     "; it being understood that any of the foregoing shall be permitted to the extent being done in connection with the telecommunications business".

     1.05 Section 9.01(f) of the Existing Agreement is hereby amended by replacing the dollar amount "$300,000" with the dollar amount "$5,000,000".

     1.06 Section 1.01 of the Existing Agreement is hereby amended by inserting the following definitions in alphabetical order:

     "Credit and Guaranty Agreement" means that certain Credit and Guaranty Agreement, dated as of August 25, 2000, among the Borrower and certain lending and financial institutions party thereto, as the same may be amended, modified or supplemented from time to time in accordance with the Intercreditor Agreement.

     "Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of November __, 2000, by and between Lender and Citibank, N.A., as the Collateral Agent for the lenders party to the Credit and Guaranty Agreement.

                       ARTICLE 2: AMENDMENT TO GUARANTY
                       --------------------------------

     The Guaranty is hereby amended as follows:


     2.01 Section 2.10 of the Guaranty is hereby amended by adding the following sentence at the end thereof:

    "Notwithstanding anything in the foregoing to the contrary, (i) Guarantor shall be permitted to pledge intercompany obligations in favor of the lenders under the Credit and Guaranty Agreement (and to perfect the interests therein by delivery, filing of financing statements and otherwise), and (ii) Borrower may incur and guarantee obligations under the Credit and Guaranty Agreement, in each case as and to the extent more fully described in the Intercreditor Agreement."

                            ARTICLE 3: AFFIRMATIONS
                            -----------------------

     3.01. Borrower hereby represents and warrants that (a) the representations and warranties contained in Article 4 of the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof (b) on the date hereof no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to this Second Amendment.

                        ARTICLE 4: CONDITIONS PRECEDENT
                        -------------------------------

     4.01. The effectiveness of this Second Amendment shall be subject to Lender's receipt of such additional UCC filings and other documents as Lender may reasonably require to secure the Loans.

                           ARTICLE 5: MISCELLANEOUS
                           ------------------------

     5.01. Except as amended and provided above, the Loan Agreement shall remain in full force and effect, and the Loan Agreement, as amended, is hereby ratified by Borrower and Lender.

     5.02. Borrower represents and warrants that the execution and terms of this Second Amendment have been duly authorized by all necessary and appropriate corporate action.

     5.03. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Tennessee.

     5.04. All capitalized terms used herein shall, unless otherwise specifically defined herein, have the meanings assigned to such terms in the Loan Agreement.

                                  Schedule A
                                      to
                Second Amendment to Loan And Security Agreement


                                                      Type of            Jurisdiction of
                                                      -------            ---------------
               Name of Subsidiary                   Organization          Organization
               ------------------                   ------------         ---------------
----------------------------------------------------------------------------------------
Focal Communications Corporation of California      Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Colorado        Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Florida         Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Georgia         Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Illinois        Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Massachusetts   Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Michigan        Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Mid-Atlantic    Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Minnesota       Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Missouri        Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of New Jersey      Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of New York        Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Ohio            Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Pennsylvania    Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Texas           Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Virginia        Corporation          Virginia
----------------------------------------------------------------------------------------
Focal Communications Corporation of Washington      Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Communications Corporation of Wisconsin       Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Financial Services, Inc.                      Corporation          Delaware
----------------------------------------------------------------------------------------
Focal International Corp.                           Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Telecommunications Corporation                Corporation          Delaware
----------------------------------------------------------------------------------------
Focal Equipment Finance, LLC                        Limited Liability    Delaware
                                                    Company
----------------------------------------------------------------------------------------
Fiber Leasing, LLC                                  Limited Liability    Delaware
                                                    Company
----------------------------------------------------------------------------------------

                                  Schedule B

                                      to

                Second Amendment to Loan And Security Agreement


1. Total Secured Debt to Total Capitalization. At the time of each advance and at the end of each fiscal quarter, Borrower shall maintain a ratio of Total Secured Debt to Total Capitalization of not more than *** to ***. For purposes of this ratio, the following definitions apply:

          Total Capitalization: The sum of (a) Total Consolidated Debt and (b) paid-in-equity capital (including preferred stock but excluding additional equity issued as pay-in-kind dividends on issued and outstanding equity securities and excluding any accumulated deficits resulting from operations).

          Total Secured Debt: Indebtedness of Borrower secured by a lien on assets of the Borrower, excluding Indebtedness secured by accounts receivable.

2. Cash Flow Coverage Ratio. Borrower shall maintain a minimum Cash Flow Coverage Ratio (measured at the end of each fiscal quarter for the past four fiscal quarters) of at least ***, beginning in the last fiscal quarter of fiscal year 2003. For purposes of this ratio, the following definitions apply:

          Cash Flow Coverage Ratio: At the end of any fiscal period, the ratio of Borrower's Cash Flow (as defined in the agreement) plus interest income for such fiscal period to Borrower's Debt Service for such fiscal period.

          Debt Service: For any fiscal period of Borrower, the sum of all principal and interest payments that Borrower is required to make during such period on account of all its Indebtedness including, without limitation, (a) amounts due during such period on account of capitalized leases, (b) the then current portion of any long term Indebtedness, including any Subordinated Indebtedness, (c) amounts due on short term Indebtedness, and (d) amounts due under the NTFC Agreement and the Note.


3. Minimum Revenues: Borrower shall maintain minimum revenues in an amount equal to or greater than 85% of the levels set forth below:

               Fiscal Year Ended            Projected Revenues

               December 31, 1999            $***
               December 31, 2000            $***
               December 31, 2001            $***
               December 31, 2002            $***

---------------
***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

        December 31, 2003         $***
        December 31, 2004         $***

4. Minimum EBITDA. Borrower shall maintain minimum EBITDA in an amount equal to or greater than the levels set forth below:

        Fiscal Year Ended         Projected EBITDA
        -----------------         ----------------
        December 31, 1999         $***
        December 31, 2000         $***
        December 31, 2001         $***
        December 31, 2002         $***
        December 31, 2003         $***
        December 31, 2004         $***

---------------
***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment to Loan and Security Agreement as of the date and year first above written.

LENDER:                                 BORROWER:
-------                                 ---------
NTFC CAPITAL CORPORATION                FOCAL COMMUNICATIONS CORPORATION


BY:   /s/  Henry Cruz                   BY:   /s/  Robert M. Junkroski
    ------------------------------          ------------------------------
TITLE:   Vice President                 TITLE:   VP and Treasurer
       ---------------------------             ---------------------------
DATE:   12/04/00                        DATE:   12/04/00
      ----------------------------            ----------------------------